BANK LOANS	12 Months Ended
Dec. 31, 2016
BANK LOANS [Text Block]

13. BANK LOANS

(a) Short-term bank loans

	December 31,	December 31,
	2016	2015
Secured short-term loans	$7,799,852	$15,058,189
Add: amounts due within one year under long-term loan contracts	-	214,797
Total short-term bank loans	$7,799,852	$15,272,986

(1) Detailed information of secured short-term loan balances as of December 31, 2016 and 2015 were as follows:

	December 31,	December 31,
	2016	2015
Guaranteed by ISIOT	$-	$2,311,500
Collateralized by land and office buildings and guaranteed by IST and guaranteed by Mr. Lin and Secured by iASPEC’s trade receivables	3,600,375	-
Secured by IST’s trade receivables and guaranteed by iASPEC, ISIOT, IST and Mr. Lin	2,759,327	-
Guaranteed by High-tech Investment Company and Mr. Lin (i)	1,440,150	-
Guaranteed by ISIOT and Mr. Lin	-	3,082,000
Guaranteed by IST and Mr. Lin	-	3,837,089
Guaranteed by IASEPC, ISIOT and Mr. Lin	-	5,827,600
Total	$7,799,852	$15,058,189

(i) High-tech Investment Company is an unrelated third party.

As of December 31, 2016, the Company had short-term bank loans of $7.8 million, which mature on various dates from November 22, 2017 to December 28, 2017. The short-term bank loans can be extended for another year by the banks without additional charges to the Company upon maturity. The bank borrowings are in the form of credit facilities. Amounts available to the Company from the banks are based on the amount of collateral pledged or the amount guaranteed by the Company’s subsidiaries. These borrowings bear interest rates ranging from 5.66% to 6.09% per annum. The weighted average interest rates on short term debt were approximately 6.01%, 6.74%, and 7.74% for the years ended December 31, 2016, 2015, and 2014, respectively. The interest expenses were approximately $0.5 million, $3.1 million, and $5.9 million, respectively, for the same periods.